SOFTWARE ANALYSIS & MANAGEMENT, INC.



                                  April 3, 1998



                                    CONTENTS



                  Independent Auditor's Report                                                   1

                  Balance Sheet                                                                  2

                  Statement of Income and Retained Earnings                                      3

                  Statement of Cash Flows                                                        4

                  Notes to the Financial Statements                                        5  - 10

                  Independent Auditor's Report on
                    Additional Information                                                      11

                  Schedule of Overhead                                                          12

                  General and Administrative Expenses                                           13


                          INDEPENDENT AUDITOR'S REPORT

To Software Analysis & Management, Inc., the Board of Directors, and Stockholders:

We have audited the balance sheet of Software Analysis & Management, Inc. as of April 3, 1998 and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the April 3, 1998 financial statements referred to above presents fairly, in all material respects, the financial position of Software Analysis & Management, Inc. as of April 3, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

September 9, 1998
Placentia, California                   /s/McCullough, Ray & Bryan

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                      SOFTWARE ANALYSIS & MANAGEMENT, INC.
                                  BALANCE SHEET
                                  APRIL 3, 1998


                                                      ASSETS

CURRENT ASSETS
     Cash                                                                               $           34,669
     Certificate of deposit                                                                        101,000
     Accounts receivable (net of
       allowance for doubtful accounts of $33,600)                                               2,642,877
     Employee advances                                                                              93,101
     Prepaid expenses                                                                               45,856
                                                                                                 2,917,503

PROPERTIES, at cost                                                                                452,242
     Less:  Accumulated depreciation                                                    (          124,552)
                                                                                        -          -------
                                                                                                   327,690

OTHER ASSETS
     Deposits                                                                                       32,990


TOTAL ASSETS                                                                            $        3,278,183
                                                                                        =        =========


                                        LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Bank overdraft                                                                     $           83,387
     Lines of credit                                                                             1,260,000
     Notes payable - current portion                                                                76,748
     Notes payable - affiliate                                                                     157,500
     Leases payable - current portion                                                               61,133
     Accounts payable                                                                              576,663
     Accrued expenses                                                                              332,644
     Income taxes payable                                                                           20,746
     Deferred income taxes                                                                         116,391
                                                                                                   -------
                                                                                                 2,685,212

LONG-TERM LIABILITIES
     Notes payable                                                                                 183,333
     Leases payable                                                                                 12,521
                                                                                                   195,854

TOTAL LIABILITIES                                                                                2,881,066

STOCKHOLDERS' EQUITY
     Common stock, 100,000 shares                                                                   43,539
       authorized; 51,000 issued and
       outstanding
     Retained earnings                                                                             353,578
                                                                                                   397,117
TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                                                               $        3,278,183

                                                                                        =        =========


                             See accompanying notes.

                      SOFTWARE ANALYSIS & MANAGEMENT, INC.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                        FOR THE YEAR ENDED APRIL 3, 1998




SALES                                                                    $      19,968,977             100.0%
                                                                         -      ----------             -----


COST OF SALES
     Labor costs                                                                13,915,761              69.7
     Overhead                                                                    2,692,626              13.5
                                                                                 ---------              ----
                                                                                16,608,387              83.2
                                                                                ----------              ----


GROSS PROFITS                                                                    3,360,590              16.8

GENERAL & ADMINISTRATIVE EXPENSES                                                3,223,555              16.1
                                                                                 ---------              ----

OPERATING INCOME                                                                   137,035               0.7

OTHER INCOME/(EXPENSE)
     Miscellaneous income                                                           10,000               0.1
     Interest expense                                                    (         127,748  )    (       0.6)
                                                                         -----------------       -       ---
                                                                         (         117,748  )    (       0.6)
                                                                         -----------------       -       ---
NET INCOME BEFORE
     INCOME TAXES                                                                   19,287               0.1
                                                                                    ------               ---

INCOME TAXES
     Current                                                                        20,746               0.1
     Deferred                                                            (           6,343  )            1.1
                                                                         -           -----               ---
                                                                                    14,403               0.1
                                                                                    ------               ---

NET INCOME                                                                           4,884               0.0%
                                                                                     -----               ===

RETAINED EARNINGS, BEGINNING                                                       348,694

RETAINED EARNINGS, ENDING                                                $         353,578
                                                                         =         =======















                             See accompanying notes.

                      SOFTWARE ANALYSIS & MANAGEMENT, INC.
                             STATEMENT OF CASH FLOWS
                        FOR THE YEAR ENDED APRIL 3, 1998



CASH FLOWS FROM OPERATING ACTIVITIES:
     NET INCOME                                                                         $            4,884
                                                                                        -            -----
     Adjustments to reconcile net income
       to net cash provided by
       operating activities:
     Depreciation and amortization                                                                  60,247
     Change in current assets & liabilities:
     (Increase) decrease:
         Accounts receivable                                                            (          953,059)
         Employee advances                                                              (           26,466)
         Prepaid expenses                                                               (           22,387)
         Deposits                                                                       (            7,195)
     Increase (decrease):
         Accounts receivable                                                                       421,263
         Accrued expenses                                                               (          151,017)
         Income taxes payable                                                                       18,946
         Deferred taxes payable                                                         (            6,343)
                                                                                        -            -----
       Total adjustments                                                                (          666,011)
                                                                                        -          -------
NET CASH USED BY OPERATING ACTIVITIES                                                   (          661,127)
                                                                                        -          -------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Cash payments for purchase of property                                             (          158,121)
                                                                                        -          -------
NET CASH USED BY INVESTING ACTIVITIES                                                   (          158,121)
                                                                                        -          -------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from long-term debt                                                                  731,606
     Proceeds from line of credit                                                                6,576,500
     Principal payments on line of credit                                               (        6,086,500)
     Principal payments on long-term debt                                               (          380,762)
                                                                                        -          -------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                          840,844
                                                                                                   -------


NET INCREASE IN CASH                                                                                21,596

CASH, BEGINNING                                                                                    114,073

CASH, ENDING                                                                            $          135,669
                                                                                        =          =======

Supplemental disclosures of cash flow information:

Cash paid during the period for:
     Interest expense                                                                   $          127,552
                                                                                        =          =======
     Income taxes                                                                       $            1,432
                                                                                        =            =====







                             See accompanying notes.

                      SOFTWARE ANALYSIS & MANAGEMENT, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  APRIL 3, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


BUSINESS ACTIVITIES

Software Analysis & Management, Inc., was established in 1985 under the laws of the State of California. Their primary business purpose is to provide consulting services to and perform subcontracting work for many different companies and government organizations. The Company's major customers are in the aerospace and aviation industries. They have five locations throughout the United States.

ACCOUNTS RECEIVABLE

The Company extends credit to its customers in the normal course of business and performs ongoing evaluations of its customers, maintaining allowances for potential credit losses which, when realized, have been within management's expectations. At the balance sheet date 85% of total receivables are within five major customers.

FISCAL YEAR

The Company operates on a 52-53 week fiscal year, which ends on the Friday closest to March 31. The fiscal year ended April 3, 1998 consisted of fifty-three weeks.

PROPERTIES

Properties and equipment are carried at cost. Depreciation is reported using the modified accelerated cost recovery system guidelines for assets acquired after December 31, 1986 for financial reporting, Federal, and State income tax purposes. The assets have estimated useful lives that range from five to seven years.

                      SOFTWARE ANALYSIS & MANAGEMENT, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  APRIL 3, 1998




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (con't)


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


INCOME TAXES

For tax purposes, the Company was forced to change from the cash method to the accrual method of accounting. Over the four years ending in 1997, 1998, 1999, 2000, the Company will recognize the deferred income generated by using the cash method. The annual amount will be $146,097. Due to this timing difference, deferred income taxes have been reported in these financial statements. This amount represents the estimated income tax effects of the timing differences in reporting income and expenses for income tax purposes and financial statement purposes.



NOTE 2 - PROPERTIES

Properties consist of:

                           Computer equipment                          $161,176
                           Automobiles                                  233,082
                           Furniture & fixtures                          57,984
                                                                        452,242
                           Less: accum deprec.                         (124,552)

                                                                       $327,690

Depreciation expense for years ended April 3, 1998 was $60,247.

                      SOFTWARE ANALYSIS & MANAGEMENT, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  APRIL 3, 1998

NOTE 3 - LINES OF CREDIT

There are two line of credit agreements with Sanwa Bank. The terms for both agreements are as follows:

A secured line of credit in the amount of $250,000, maturing on July 31, 1998, with interest due monthly at a rate of 2.0% over the standard certificate deposit rate. It is renewable, based on an annual review, and is secured by all the Company's assets and each of the three stockholders have given a personal guarantee for $50,000 and pledged certificate of deposit of $100,000. The amount due at the balance sheet date is $250,000.

An unsecured line of credit in the amount of $1,750,000 is also available for working capital, maturing on October 31, 1998, with interest due monthly at the Sanwa Reference Rate plus .75%. There are some restrictive covenants pertaining to this line that include maintaining a current ratio of 1.10 : 1.00, a net worth balance of $500,000, and a maximum debt to effective tangible net worth ratio of not more than 3.00 : 1.00. The amount due at the balance sheet date is $1,010,000. The company is in violation of the restrictive covenants for this line of credit.

NOTE 4 - NOTES PAYABLE


Notes payable consists of the following:

Note payable - secured by automobile, at 3.9%, payable
in monthly installments of $732, including interest,
maturing March, 1999.  The entire balance is considered
current.                                                                                         $ 8,572

Note payable - secured by automobile, at 3.9%, payable
in monthly installments of $732, including interest,
maturing March, 1999.  The entire balance is considered
current.                                                                                           8,572

Note payable - secured by automobile, at 7.9%, payable
in monthly installments of $778, including interest,
maturing April, 1999.  The entire balance is considered
current.                                                                                           9,604

Note payable - affiliate - payable to LIL  Enterprises,  a related  party,  with interest  accruing  at a rate of 10% per annum.  The entire  balance is due upon
demand and therefore considered current.                                                         157,500

                                        7




                      SOFTWARE ANALYSIS & MANAGEMENT, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  APRIL 3, 1998



NOTE 4 - NOTES PAYABLE (con't)

Note payable - guaranteed by all  stockholders,  payable in monthly  payments of
$4,167,  with an interest rate of 2% over the prime interest rate.  This note is payable to the California Economic  Development Lending Initiative (CEDLI) for a
term of five years  maturing  November 1, 1998.  This note is subordinate to all debt owed to Sanwa  Bank.  The  restrictive  covenants  include  a minimum  debt service  coverage  ratio of 1.10,  minimum  tangible net worth of $500,000.  The entire balance is considered current.  The company has violated the minimum debt service coverage
ratio.                                                                                           233,333
                                                                                                 -------

                                                                                                $417,581
                                                                                                ========

NOTE 5 - CAPITAL LEASES

The Company has a lease agreement with LIL Enterprises, a related party secured by computer hardware purchased in March, 1997. The lease qualifies as a capital lease. The lease is an 18-month term with an interest a rate of 26%. The balance at April 3, 1998 is $42,967. The entire balance is considered current.

The Company has a lease agreement with NTFC secured by equipment purchased in November, 1997. The lease qualifies as a capital lease. The lease is a two-year term with an interest rate of 21.4%. The monthly payment including principal and interest amounts to $1,919. The balance at April 3, 1998 is $30,687 with $18,166 being current.


NOTE 6 - CONCENTRATIONS

For the year ended April 3, 1998, the Company earned revenues from three major customers that amounted to approximately 80% of the total sales.

                      SOFTWARE ANALYSIS & MANAGEMENT, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  APRIL 3, 1998

NOTE 7 - LEASE COMMITMENTS AND RENT EXPENSE

The company leases two offices located in Orange and Pasadena, California under two long-term leases expiring April 30, 2001 and March 31, 2002, respectively. Total rent expense for the year ended April 3, 1998 was $318,385.

The following is a schedule by years of future minimum rental payments required under the operating lease agreements:

                           Year Ended                            Leases

                             1999                             $  293,163
                             2000                                300,267
                             2001                                262,421
                         2002 and
                              thereafter                         263,676
                                                              $1,119,527

NOTE 8 - INCOME TAX EXPENSE

The Company accounts for income taxes under the provisions of the Financial Accounting Standards Board Statement No. 109 "Accounting for Income Taxes." This provision utilizes the asset and liability method which recognizes deferred tax assets and liabilities determined by the differences between financial statement and tax bases of assets and liabilities using enacted tax rates.

Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Income tax expense for the years ended April 3, 1998 is as follows:


                  Current - Federal          $  5,861
                            State              14,885
                                               ------
                                               20,746

                  Deferred                     (6,343)
                                               ------

                                             $ 14,403
                                             ========

The deferred liabilities are arising from:

Temporary differences-Cash basis adjustment  $116,391

                      SOFTWARE ANALYSIS & MANAGEMENT, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  APRIL 3, 1998


NOTE 9 -RETIREMENT PLAN

The Company provides the opportunity for employees to defer compensation up to $9,500 in a retirement plan under the provisions of a IRS 401(k) Plan. This is a defined contribution plan. There are no contributions made by the Company.


NOTE 10 - SUBSEQUENT EVENTS

The stockholders are negotiating to sell their stock to RCM
Technologies, Inc. effective July 14, 1998.

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